[MILLING BENSON WOODWARD L.L.P. LETTERHEAD]


                                February 18, 2003



VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Filing Desk

         Re:      Avoca, Incorporated
                  (Commission File No. 0-9219)
                  ----------------------------

Gentlemen:

         On behalf of Avoca, Incorporated (the "Registrant") and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "Act"), we are transmitting herewith, in definitive form, the Registrant's proxy statement (including related Schedule 14A Information, notice of annual meeting, form of proxy and letter to shareholders) for the Registrant's 2003 annual meeting of shareholders. These proxy materials, together with the Registrant's 2002 Annual Report to Shareholders, were first mailed to security holders on February 18, 2003.

         Under separate cover, pursuant to Rule 14a-3(c) under the Act, we are mailing to the Commission, solely for its information, seven copies of the Registrant's 2002 Annual Report to Shareholders.

         If you have any questions, please do not hesitate to call me at the number written above.

                                                     Very truly yours,

                                                     /s/ Guy C. Lyman, Jr.

                                                     Guy C. Lyman, Jr.

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  X
                       -----
Filed by a Party other than the Registrant

Check the appropriate box:

      Preliminary Proxy Statement
-----
      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
-----
  X   Definitive Proxy Statement
-----
      Definitive Additional Materials
-----
      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
-----

                              Avoca, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X   No fee required.
-----

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
-----

    1) Title of each class of securities to which transaction applies:

            Not Applicable
    ----------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

            Not Applicable
    ----------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            Not Applicable
     ---------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

            Not Applicable
    ----------------------------------------------------------------------------

    5) Total fee paid:

            Not Applicable
    ----------------------------------------------------------------------------

       Fee paid previously with preliminary materials.
-----

       Check box if any part of the fee is offset as provided by Exchange Act ----- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:   Not Applicable
                                 -----------------------------------------------
       2) Form Schedule or Registration Statement No.:  Not Applicable
                                                      --------------------------
       3) Filing Party:   Not Applicable
                       ---------------------------------------------------------
       4) Date Filed:     Not Applicable
                     -----------------------------------------------------------

[AVOCA LOGO]




Notice of Annual Meeting of Shareholders

To the Shareholders:

         The Annual Meeting of Shareholders of Avoca, Incorporated will be held in the 5th Floor Board Room, 201 Camp Street, New Orleans, Louisiana, on Tuesday, March 18, 2003 at 11:00 a.m. for the following purposes:

         1.   Fixing the number of directors for the ensuing year;

         2. Election of directors to serve for one year and until their successors are chosen and have qualified;

         3. Transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

         The close of business on February 7, 2003 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

New Orleans, Louisiana
February 18, 2003

[AVOCA LOGO]


Avoca, Incorporated
228 St. Charles Avenue, Suite 838
New Orleans, Louisiana 70130

Proxy Statement

         The enclosed proxy is solicited by the Board of Directors of Avoca, Incorporated ("the Company") for use at the Annual Meeting of Shareholders to be held on March 18, 2003 and at any adjournment or postponement thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted for management's proposal to fix, at five, the number of directors to be elected for the ensuing year, and for election of the nominees for director hereinafter named.
         The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the annual meeting. Your proxy will be deemed revoked if you attend the meeting and vote in person.
         The cost of soliciting proxies will be borne by the Company. Directors and other representatives of the Company may solicit proxies by personal interview, mail, telephone, telefax and other means, but will not receive additional compensation therefor.
         This proxy statement and related materials will first be mailed to shareholders on or about February 18, 2003.

Voting Securities

         Only shareholders of record as of the close of business on February 7, 2003 are entitled to vote at the meeting. At that time, 830,500 shares of the Company's Common Stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote. A majority of votes actually cast (which excludes abstentions and broker nonvotes) shall decide any matter properly coming before the meeting, except that directors shall be elected by plurality vote. In the election of directors, shareholders have the right of cumulative voting, i.e., the right to multiply the number of shares that the shareholders are entitled to vote by the number of directors to be elected, and to cast all such votes for one nominee or distribute them among two or more nominees. The nominees receiving the highest number of votes will be elected. The enclosed proxy gives proxy holders discretionary authority to cumulate votes in the election of directors.

         The following table provides information as of January 10, 2003 concerning each stockholder known by the Company to be the beneficial owner (as determined in accordance with applicable rules of the Securities and Exchange Commission) of more than 5% of its outstanding stock:

Name and Address                       Shares Beneficially       Percent of
of Beneficial Owner                          Owned(1)               Class

Whitney National Bank
228 St. Charles Avenue
New Orleans, Louisiana 70130               268,000 (2)              32.27%

Hellenic, Inc.
800 David Drive
Morgan City, Louisiana 70380                72,875 (3)               8.77%
-----------------
(1) Includes direct and indirect ownership and, unless otherwise indicated, also includes sole voting and investment power with respect to reported holdings.
(2) Robert C. Baird, Jr. and M. Cleland Powell III, directors of the Company, are senior officers of Whitney National Bank.
(3) J. Scott Tucker, a director of the Company, is President, Chief Executive Officer and a director of Hellenic, Inc. He is also Chief Financial Officer, a director and shareholder of Capital Management Consultants, Inc., a related company that owns 3.73% of the Company's outstanding stock.


Number and Election of Directors

         The Company's Charter provides for a Board of Directors consisting of such number of persons, not less than five or more than fifteen, as is fixed by the shareholders prior to each election of directors. The Company's Board has consisted of five persons for many years, and management again proposes to fix at five the number of directors to be elected for the ensuing year. Unless you specify otherwise, proxy holders will vote for this proposal and for election of the management nominees hereinafter named, who are to serve for one year and until their successors are chosen and have qualified. All nominees are members of the Company's present Board and were elected at the last annual meeting. Should the number of directors be fixed at more than five or should any of the nominees become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for such other candidate(s) as may be nominated by the Board.

         The following table includes information furnished by the respective nominees with regard to their principal occupations for the last five years and their beneficial ownership (as determined in accordance with applicable rules of the Securities and Exchange Commission) of the Company's outstanding stock as of January 10, 2003.


Name, Age, Position with                              Shares            Percent
Company and Principal              Director        Beneficially           of
Occupation                          Since            Owned(1)            Class


Robert C. Baird, Jr., 52;           1998              None                ---
Director and President of
the Company; Executive Vice
President, Whitney National
Bank

Bernard E. Boudreaux, Jr., 65;      2001             400(2)              .048
Director of the Company;
Executive Counsel to the
Governor of Louisiana; formerly
District Attorney,
16th Judicial District of
Louisiana; director,
Sterling Sugars, Inc.

Guy C. Lyman, Jr., 70; Director
of the Company; Attorney, Milling
Benson Woodward L.L.P.              1993              None                ---

M. Cleland Powell, III, 54;
Director and Secretary-Treasurer
of the Company; Senior Vice
President, Whitney National Bank    1986              None                ---

J. Scott Tucker, 55;
Director and Vice President
of the Company; President and
Chief Executive Officer,
Hellenic, Inc. (real estate,
oil and gas, investments,
construction)                       1998            104,029(3)          12.526

All directors and officers           ---            104,429             12.574
as a group


(1) Includes direct and indirect ownership and, unless otherwise indicated, also includes sole voting and investment power with respect to reported holdings.

(2)  Mr. Boudreaux's 401(k) retirement plan is the record owner of these shares.

(3) Mr. Tucker's reported beneficial ownership consists of 72,875 shares owned by Hellenic, Inc. (of which he is President, Chief Executive Officer and a director), 30,954 shares owned by Capital Management Consultants, Inc. (a related company of which he is Chief Financial Officer, a director and shareholder) and 200 shares owned of record by Mr. Tucker's wife. Mr.Tucker has shared voting and investment power with respect to all of these shares.

Information Concerning Management

Executive Compensation

     Except for directors' fees of $500 per Board meeting, all officers and directors of the Company serve without remuneration.

Other Information

     The Company has no standing audit, nominating or compensation committees, or committees performing similar functions.

     The Board of Directors,  which includes all of the Company's officers,  has
(a) reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2002; (b) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; (c) received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1,
"Independence Discussions with Audit Committees," as amended, by the Independence Standards Board, and has discussed with the independent auditors the independent auditors' independence and (d) based on the reviews and discussions referred to above, concluded that the audited financial statements should be included in the Company's 2002 Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

     During the year, the Company's Board of Directors (consisting of Messrs. Baird, Boudreaux, Lyman, Powell and Tucker) met six times, including one due diligence session conducted to assure the Company's compliance with the Sarbanes-Oxley Act of 2002. All directors attended all of the meetings, except that Mr. Lyman was absent on one occasion.

Section 16(a) Beneficial Ownership Reporting Compliance

     Directors, officers and certain large shareholders are required to file with the Securities and Exchange Commission reports of their beneficial ownership of the Company's stock and changes therein. To the Company's knowledge, all such reporting requirements were complied with during 2002.

Independent Auditors

Appointment

         The Board of Directors dismissed Arthur Andersen LLP as the Company's independent accountants, effective July 19, 2002. The dismissal was occasioned by the Enron-related criminal conviction of Arthur Andersen LLP and the consequences thereof, which in the opinion of the Board compromised the ability of the firm to act as the Company's independent accountants. There were no disagreements with Arthur Andersen LLP and its reports have contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

     It is anticipated that LeGlue & Company, CPAs, which succeeded Arthur Andersen LLP as the Company's independent accountants on July 22, 2002, will be asked to serve again in this capacity for 2003.

     A representative of LeGlue & Company, CPAs is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. He will have an opportunity to make a statement if he wishes to do so. In the unlikely event that a representative of Arthur Andersen LLP elects to be present at the meeting, he, too, will have an opportunity to respond to appropriate questions and to make a statement if he wishes to do so.

Audit Fees

     Fees aggregating $9,232 were billed for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for the reviews of the quarterly financial statements included in the Company's Forms 10-QSB for that year.

Financial Information Systems Designed and Implementation Fees

     No such fees were billed for the year ended December 31, 2002.

All Other Fees

     Fees aggregating $8,998 were billed for professional non-audit services rendered for the year ended December 31, 2002. The Board of Directors has concluded that the provision of these services was and is compatible with maintaining the accountants' independence.

Shareholder Proposals and Other Matters

     In order to be considered for inclusion in the proxy statement and proxy relating to the 2004 Annual Meeting of Shareholders, proposals of shareholders must be received by the Company at its principal executive office (228 St. Charles Avenue, Suite 838, New Orleans, Louisiana 70130) no later than October 22, 2003. In addition, if the Company receives notice of a shareholder proposal or other matter after January 6, 2004, the proxy holders named in the form of proxy for the 2004 Annual Meeting will have discretionary authority to vote or abstain from voting thereon in accordance with their best judgment.

     The matters to be acted on at 2003 the Annual Meeting are set forth in the accompanying Notice. The Board knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at the meeting or any adjournment or postponement thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

                       Annual Meeting of Shareholders of
                                 March 18 2003
[AVOCA LOGO]

                             228 ST. CHARLES AVENUE
                                   SUITE 838
                              NEW ORLEANS, LA 70130
                                 (504) 552-4720

February 18, 2003

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held in the fifth Floor Board Room, 201 Camp Street, New Orleans,Louisiana 70130 at 11:00 a.m. on Tuesday, March 18, 2003. Enclosed you will find the formal Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the attached proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.

                                    Robert C. Baird, Jr.
                                    President



                Please Detach and Mail in the Envelope Provided




--------------------------------------------------------------------------------
  A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMEDNED BY THE BOARD OF DIRECTORS PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                 YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X
                                                             ---

2.Election of Directors.

      FOR ALL NOMINEES                          NOMINEES
                                                   Robert C. Baird, Jr.
      WITHHOLD AUTHORITY                        ---
      FOR ALL NOMINEES                             Bernard E. Boudreaux, Jr.
                                                ---
      FOR ALL EXCEPT                               Guy C. Lyman, Jr.
      (SEE INSTRUCTIONS BELOW)                  ---
                                                   M. Cleland Powell, III
                                                ---
                                                   J. Scott Tucker
                                                ---

INSTRUCTION:  To withhold  authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here. (Darkened circle.)


1.Proposal to fix, at five, the number of directors for the ensuing year.

     FOR         AGAINST          ABSTAIN
         ---             ---              ---

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.



Signature of Shareholder                         Date
                        -----------------------      -------------

Signature of Shareholder                         Date
                        -----------------------      -------------

NOTE: This Proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              AVOCA, INCORPORATED

                          PROXY/VOTING INSTRUCTION CARD

         This proxy is solicited on behalf of the Board of Directors of
                               Avoca, Incorporated

The undersigned hereby appoints Robert C. Baird, Jr. and M. Cleland Powell, III, and each of them, with full power of substitution in each, proxies to represent and to vote all shares of Common Stock of Avoca, Incorporated which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on March 18, 2003, and at any adjournment or postponement thereof, as indicated on the reverse side.

When properly executed and returned, this proxy will be voted in accordance with such instructions as may be given on the reverse side of this proxy card by the undersigned shareholder. If no instructions are given, this proxy will be voted FOR proposals 1 and 2.

            (Continued, and to be signed and dated on reverse side.)

COMMENTS: